SUB-ITEM 77D

The prospectus supplement filed pursuant to Rule 497 of the Securities Act on behalf of TIFF Multi-Asset Fund on or about June 18, 2009 (Accession No. 0001144204-09-033351) is hereby incorporated by reference within this Form N-SAR.